Exhibit 10.1
CHANGE IN TERMS AGREEMENT

BORROWER :	Lender:
WESTMORELAND RESOURCES, INC.	FIRST INTERSTATE BANK
PO BOX 449	BILLINGS OFFICE-COMMERCIAL DEPT.
HARDIN, MT 59034-0449	401 NORTH 31st STREET
PO BOX 30918
BILLINGS, MT 59116
Effective Date of Agreement: DECEMBER 17, 2010
Note Number: 1100236355
Description of Existing Indebtedness: REVOLVING LINE OF CREDIT SHOWING A CURRENT PRINCIPAL BALANCE OF $19,600,000.00.
Description of Collateral: 10,000 SHARES OF WESTMORELAND RESOURCES STOCK PLEDGED BY WESTMORELAND COAL COMPANY AND ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES AND EQUIPMENT OF WESTMORELAND RESOURCES , INC.
Description of Change in Terms: THE MATURITY DATE IS EXTENDED TO DECEMBER 18, 2011. ALL OTHER TERMS AND CONDITIONS TO REMAIN THE SAME. THERE IS AN INTEREST PAYMENT DUE ON DECEMBER 18, 2010.
Continuing Validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.
BORROWER: WESTMORELAND RESOURCES, INC.

BY:	/s/ Kevin Paprzycki
KEVIN PAPRZYCKI, VICE PRESIDENT

FIRST INTERSTATE BANK

BY:	/s/ Steve Tostenrud	BY:	/s/ Susan M. Riplett

	STEVE TOSTENRUD, VICE PRESIDENT		SUSAN M. RIPLETT, VICE PRESIDENT